SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 1, 2025
Date of Report
(Date of Earliest Event Reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 W. 14th Street,, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SNV	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	SNV-PrD	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E	SNV-PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on July 24, 2025, Synovus Financial Corp. (“Synovus”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Synovus, Pinnacle Financial Partners, Inc. (“Pinnacle”) and Steel Newco Inc., a newly formed Georgia corporation jointly owned by Synovus and Pinnacle (“Newco”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, Synovus and Pinnacle will each simultaneously merge with and into Newco (such mergers, collectively, the “Merger”), with Newco continuing as the surviving corporation in the Merger and named Pinnacle Financial Partners, Inc. The Merger Agreement provides that the number of directors that will comprise the full board of directors of Newco will be fifteen, eight of which will be members of the board of directors of Pinnacle as of immediately prior to the effective time of the Merger (the “Effective Time”), and seven of which will be members of the board of directors of Synovus as of immediately prior to the Effective Time.

On December 1, 2025, Synovus and Pinnacle issued a press release announcing the anticipated members of the board of directors of Newco as of the Effective Time. Synovus and Pinnacle have designated M. Terry Turner, Kevin S. Blair, Tim E. Bentsen, Robert A. McCabe, Jr., Abney S. Boxley III, Gregory L. Burns, Pedro Cherry, Thomas C. Farnsworth III, David B. Ingram, John H. Irby, Decosta E. Jenkins, Gregory Montana, Barry L. Storey, G. Kennedy Thompson and Teresa White as the anticipated members of the Newco board of directors as of the Effective Time, with M. Terry Turner expected to serve as non-executive chair and Tim E. Bentsen expected to serve as lead independent director.

A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Joint Press Release of Synovus Financial Corp. and Pinnacle Financial Partners, Inc., dated December 1, 2025.

	104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: December 1, 2025	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and General Counsel